UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2012

‘mktg, inc.’

(Exact name of registrant as specified in its charter)

Delaware	0-20394	06-1340408
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

75 Ninth Avenue, New York, New York     10011

(Address of principal executive office)   (Zip Code)

Registrant’s telephone number, including area code: (212) 366-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 11, 2012, ‘mktg, inc.’ (the “Company”) entered into an amendment to its Loan and Security Agreement with TD Bank, N.A., effective as of November 23, 2012, pursuant to which (i) the maturity date under the loan agreement was extended for one year to November 23, 2013, and (ii) the Company’s obligation to maintain $500,000 in a blocked account with TD Bank to secure the Company’s obligations under the loan agreement was terminated. Accordingly, in connection with the amendment, such blocked account was released to the Company.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.1	Amendment No. 1 to Loan and Security Agreement, dated as of November 23, 2012, by and among ‘mktg, inc.’ and TD Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 13, 2012

‘mktg, inc.’

By:	/s/ Paul Trager
Paul Trager,
Chief Financial Officer

EXHIBIT INDEX

No.	Description
Exhibit 10.1	Amendment No. 1 to Loan and Security Agreement, dated as of November 23, 2012, by and among ‘mktg, inc.’ and TD Bank, N.A.